                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Elecsys Corporation (the "Company") on
Form 10-KSB as filed with the Securities and Exchange Commission (the
"Commission") on July 29, 2002, as amended on Form 10-KSB/A for the fiscal year ended April 30, 2002 as filed with the Commission on August 5, 2002 (the
"Report"), the undersigned, in the capacities and as of the date indicated
below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    August 5, 2002                 /s/ Michael J. Meyer
                                       -----------------------------------------
                                        Michael J. Meyer
                                        Chairman of the Board of Directors
                                        (Principal Executive Officer and
                                        Principal Financial Officer)